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                                                                EXHIBIT 99(a)(5)

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                         ELITE INFORMATION GROUP, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value
$.01 per share (the "Shares"), of Elite Information Group, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration
Date (as defined in the Offer to Purchase). This form may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution (as defined in the Offer to Purchase). See Section 2 of the Offer to Purchase.

                        The Depositary for the Offer is:
                                 Citibank, N.A.

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
     By Overnight Courier:               By Mail Delivery:                       By Hand:
         Citibank, N.A.                    Citibank, N.A.                     Citibank, N.A.
          915 Broadway                      P.O. Box 685                  Corporate Trust Window
           5th Floor                    Old Chelsea Station             111 Wall Street, 5th Floor
    New York, New York 10010          New York, New York 10113           New York, New York 10043

                                  By Facsimile
                       (for Eligible Institutions Only):
                                 (212) 505-2248

                           Confirmation by Telephone:
                                 (800) 270-0808

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

     The undersigned hereby tenders to EIG Acquisition Corp., a Delaware corporation (the "Purchaser") and an indirect wholly-owned subsidiary of Solution 6 Holdings Limited, a New South Wales, Australia corporation ("Parent"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated December 21, 1999 (the "Offer to Purchase"), and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below, all pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Shares:
---------------------------------

Name(s) of Record Holder(s):
-------------------

------------------------------------------------------
                                 (PLEASE PRINT)

Certificate Nos. (if available):

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Address(es):
---------------------------------------
                                                                        ZIP CODE

Area Code and Tel. No.:
--------------------------
If Shares will be tendered by book-entry transfer,

Account Number:
----------------------------------

Signature(s):
---------------------------------------

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Dated:
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to such Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase), and any other required documents within three trading days (as defined in the Offer to Purchase) after the date hereof.

Name of Firm:
-------------------------------------

Address:
--------------------------------------------

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                                                                        ZIP CODE

Area Code and Tel. No.:
--------------------------
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                             (AUTHORIZED SIGNATURE)

Title:
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Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE CERTIFICATES
      SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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